EXHIBIT II TO EXHIBIT C TO
ASSET PURCHASE AGREEMENT

EQUITYHOLDER REGISTRATION RIGHTS AGREEMENT

This Equityholder Registration Rights Agreement (this “Agreement”) is entered into as of October 3, 2006 by and between NET PERCEPTIONS, INC., a Delaware corporation (the “Company”); and (ii) CRC ACQUISITION CO. LLC (the “Equityholder”).

WHEREAS, this Agreement is made in connection with (i) the Asset Purchase Agreement, dated as of September 22, 2006 among the Company, the Equityholder and Purchaser and (ii) the Stock Purchase Agreement between the Company and Equityholder dated as of the date hereof; and

WHEREAS, in order to induce the Company to enter into the Asset Purchase Agreement, the Equityholder has agreed to purchase the Reinvestment Shares with a portion of the cash proceeds of the Purchase Price; and

WHEREAS, in order to induce the Equityholder to purchase the Reinvestment Shares, the Company has agreed to provide the rights set forth in this Agreement; and

WHEREAS, the execution of this Agreement by the parties is a condition to the closing under the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, the parties hereby agree as follows:

1.  Definitions

Capitalized terms used but not defined herein shall have the respective meanings set forth in the Asset Purchase Agreement. As used in this Agreement, the following terms have the following meanings:

Exchange Act:	The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Prospectus:
The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Securities Act Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Registrable Securities:	All Reinvestment Shares and any securities issued or issuable in respect of any of the Reinvestment Shares pursuant to any stock split, stock dividend, recapitalization, or similar event.

Registration Expenses:
All expenses in connection with the performance of or compliance with Sections 2 and 3 hereof by the Company (other than selling commissions, brokerage discounts and fees of counsel, accountants or advisors of the Specified Holders) including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, blue sky fees and expenses.

Registration Statement:
Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including, without limitation, the Prospectus, amendments and supplements to such registration statement (including, without limitation, post-effective amendments), all exhibits, and all material incorporated by reference or deemed to be incorporated reference in such registration statement.

Restricted Securities:	The Reinvestment Shares, until they are no longer required to bear the legend set forth on such securities pursuant to the terms of the Equityholder Lock-Up Agreement and applicable law.

Rule 144:	Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC (excluding Rule 144A).

Securities Act:	The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

Reinvestment Shares:
The 3,529,412 shares of the capital common stock of the Company, par value $0.0001 per share (“Common Stock”), to be issued to, and purchased by, the Equityholder pursuant to the Asset Purchase Agreement and the Stock Purchase Agreement.

2. Demand Registrations.

(a) Request for Registration. If, on a date that is at least six months after the Closing Date but prior to the fifth anniversary of the Closing Date, the Equityholder submits a written request (a “Demand Notice”) to the Company requesting that the Company register Registrable Securities under and in accordance with the Securities Act (a “Demand Registration”). Upon receipt of the Demand Notice, the Company shall, as soon as practicable thereafter, use its reasonable efforts to effect the registration (including, if then required, on a Form S-1 or a successor form) of such Registrable Securities as may be so requested.

(b) Limitations on Demand Rights. Notwithstanding any other provision set forth in this Section 2, the Equityholder shall not be entitled to deliver a Demand Notice within 90 days after the effectiveness of any registration statement filed (i) by the Company pursuant to an underwritten offering by the Company or (ii) on behalf of any other holder of demand registration rights with respect to the Common Stock. Provided that all of the Registrable Securities set forth in Equityholder’s Demand Notice (or such lesser portion thereof as may be agreed by Equityholder) are registered under a Registration Statement, Equityholder shall only have the right to issue one Demand Notice. In addition, and notwithstanding any provision hereof, the Company shall not be required to register any Registrable Securities pursuant to Section 2(a) that are eligible for sale pursuant to Rule 144(k) of the Securities Act.

(c) Deferral. Notwithstanding the foregoing, the Company may defer the filing (but not the preparation) of a Registration Statement required to be filed by this Section 2 until a date not later than 90 days after its receipt of a Demand Notice if:

(x) at the time the Company receives the Demand Notice, there is (A) material non-public information regarding the Company which the Board of Directors of the Company (the “Board”) reasonably determines not to be in the Company’s interest to disclose and which the Company is not otherwise required to disclose, or (B) there is a significant business opportunity (including but not limited to the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose; or

(y) prior to receiving the Demand Notice, the Board had determined to effect an underwritten offering.

A deferral of the filing of a Registration Statement pursuant to this Section 2(c) shall be lifted, and the requested Registration Statement shall be filed forthwith, if, (1) in the case of a deferral pursuant to clause (x)(A), the material non-public information is made public by the Company or becomes no longer material, (2) in the case of a deferral pursuant to clause (x)(B), the significant business opportunity is disclosed by the Company or is terminated, or (3) in the case of a deferral pursuant to clause (y), the proposed registration for the Company’s account is abandoned. In order to defer the filing of a Registration Statement pursuant to this Section 2(c), the Company shall promptly (but in any event within 20 days), upon determining to seek such deferral, deliver to the Equityholder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 2(c) and containing an approximation of the anticipated delay.

3. Piggy-Back Registration.

(a) Notice of Registration. If at any time or from time to time, the Company shall determine to register or shall be required to register any of its common stock, whether or not for its own account, other than a registration effected on Form S-4 (or its successor), or a registration relating to employee benefit plans (whether effected on Form S-8 or its successor), the Company shall:

(i) provide to the Equityholder written notice thereof at least fifteen days prior to the filing of the Registration Statement by the Company in connection with such registration; and

(ii) include in such Registration Statement, and in any underwriting involved therein (and on the same terms and conditions provided under such underwriting, including any restrictions on sale thereunder), all those Registrable Securities specified in a written request by the Equityholder received by the Company within five days after the Company mails the written notice referred to above, subject to the provisions of Section 3(b) below. However, if a Registration Statement covered by this Section 3 is an underwritten registration on behalf of the Company, and the underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration: (1) first, the securities the Company proposes to sell, (2) second, the Registrable Securities and other securities requested to be included in such registration, pro rata among the Equityholder and any other security holders that has requested to sell Company securities on the basis of the number of shares owned by each the Equityholder and other selling security holders;

provided, that the Company shall not be required to include in any Registration Statement or in any underwriting, or provide notice with respect to, any Registrable Securities pursuant to this Section 3 that are eligible for sale pursuant to Rule 144(k) of the Securities Act.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any Registration Statement initiated by it under this Section 3 prior to the effectiveness of such Registration Statement whether or not the Equityholder has elected to include Registrable Securities in such Registration Statement.

4. Expenses and Procedures

(a)  Expenses of Registration. All Registration Expenses shall be paid by the Company. Selling commissions, brokerage discounts and fees of counsel and advisors for the Equityholders shall be paid solely by the Equityholders.

(b)  Registration Procedures. Subject to compliance by the Company with applicable securities laws, rules and regulations, and the rules and regulations of the primary exchange on which Common Stock is listed, in the case of each registration, qualification or compliance effected by the Company pursuant to Section 2 or 3 hereof:

(i) The Company will keep the Equityholder advised as to the initiation of registration, qualification and compliance and as to the completion thereof. At its own expense, the Company will furnish such number of conformed copies of the Registration Statement and other documents incident thereto as the Equityholder from time to time may reasonably request.

(ii) To the extent necessary for the disposition of the Reinvestment Shares, the Company will use its commercially reasonable efforts to register or qualify any Registrable Securities under such state securities or blue sky laws of such jurisdictions as the Equityholder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Equityholder to consummate the disposition in such jurisdictions of its Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or subject the Company to taxation in any jurisdiction in which it is not so qualified.

(iv) The Company will promptly notify each of the Equityholder owning Registrable Securities covered by any Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller, a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(v) The Company will use its commercially reasonable efforts to list such Registrable Securities on the primary securities exchange on which the Common Stock is then listed, if such Registrable Securities are not already so listed.

(vi) The Company will provide a transfer agent and registrar for all Registrable Securities on or before the date that the Reinvestment Shares are registered pursuant to a Registration Statement.

(vii) In connection with the preparation and filing of the Registration Statement, and before filing the Registration Statement or any other document in connection therewith, the Company will give the Equityholder the opportunity to review the Registration Statement, each prospectus included therein or filed with the SEC, each amendment thereof of supplement thereto and give each of the aforementioned Persons such opportunities to discuss the business of the Company with its officers as shall be reasonably necessary to conduct a reasonable investigation within the meaning of the Securities Act.

(c)  Information. The Equityholder shall furnish such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request, and the Company may exclude from such registration the Registrable Securities of the Equityholder if it unreasonably fails to furnish such information after receiving such request. Such information shall be true and complete and it shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

(d) Delay or Suspension. Notwithstanding anything herein to the contrary, the Company may, at any time, suspend the effectiveness of any Registration Statement for a period of not more than 45 days in the aggregate in any period of twelve consecutive calendar months (a “Suspension Period”) by giving notice to the Equityholder, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a material effect on the Company. The Equityholder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of a Suspension Period, the Equityholder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until the Equityholder (i) is advised in writing by the Company that the use of the applicable Prospectus may be resumed, (ii) have received copies of a supplemental or amended prospectus, if applicable, and (iii) have received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus. The Company shall prepare, file and furnish to the Equityholders promptly upon the expiration of any Suspension Period, appropriate supplements or amendments, if applicable, to the Prospectus and appropriate documents, if applicable, incorporated by reference in the Registration Statement.

5. Indemnification

(a) Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, the Equityholder, its respective officers, members, managers, advisors, agents and employees, each person who controls the Equityholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, stockholders, partners, members, managers, advisors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, all reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, except to the extent such untrue statement or omission is contained in any information furnished in writing by the Equityholder to the Company for use in such Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus or Prospectus if (i) the Equityholder failed to send or deliver a copy of the Prospectus or Prospectus supplement with or prior to the delivery of written confirmation of the sale of Registrable Securities, and the Prospectus or any supplement thereto would have corrected such untrue statement or omission or (ii) the Equityholder sends or delivers a copy of the Prospectus or any supplement thereto after receiving written notification from the Company that the Prospectus or any such supplement contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading. If requested, the Company shall also indemnify selling brokers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Equityholder. Such indemnifications shall remain in full force and effect regardless of any investigation made by or on behalf of any Equityholder and any of its officers, directors, stockholders, partners, members, managers, advisors, agents, employees or controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) after the date hereof and shall survive any transfer of Registrable Securities.

(b) Indemnification by the Equityholders. The Equityholder hereby agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its officers, directors, stockholders, partners, members, managers, advisors, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, stockholders, partners, members, managers, advisors, agents and employees of any such controlling person, from and against all Losses arising out of or based upon (y) any untrue statement of a material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished by the Equityholder to the Company for use in such Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto or (z) the Equityholder sending or delivering a copy of the Prospectus or any supplement thereto to another party after receiving written notification from the Company that the Prospectus or any such supplement contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading. If requested, the Equityholder shall also indemnify selling brokers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Company. The Company shall be entitled to receive indemnities from accountants, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished by such persons for inclusion in any Registration Statement, Prospectus or preliminary prospectus, provided that the failure of the Company to obtain any such indemnity shall not relieve the Company of any of its obligations hereunder. Such indemnifications shall remain in full force and effect regardless of any investigation made by or on behalf of the Company of the information provided by the Equityholder prior to Closing, and any of their respective officers, directors, stockholders, partners, members, managers, advisors, agents, employees or controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) before or after the date hereof and shall survive any transfer of Registrable Securities.

(c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against, without limitation, any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the party from which such indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided, however, that the failure or delay of an Indemnified Party to so notify the Indemnifying Party shall release the Indemnifying Party from its obligations hereunder only if and then only to the extent the Indemnifying Party is prejudiced by such failure or delay. All such fees and expenses (including, without limitation, any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the Indemnified Party, as incurred, within 20 days of written notice thereof to the Indemnifying Party; provided, however, that if the Indemnifying Party is subsequently determined not to have been liable to the Indemnified Party in accordance with this Section 5, such fees and expenses shall be returned promptly to the Indemnifying Party. Any such Indemnified Party shall have the right to employ separate counsel if any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be borne solely by such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the Indemnified Party in any such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the Indemnifying Party shall not, in connection with anyone such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all such Indemnified Parties, unless in the opinion of counsel for such Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such action, claim or proceeding, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No Indemnifying Party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the release of such Indemnified Party from all liability in respect to such claim or litigation without the written consent of the Indemnified Party. No Indemnified Party will consent to entry of any judgment or enter into any settlement that imposes any continuing obligation or restriction on the Indemnified Party without the written consent of the Indemnified Party. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the written consent of the Indemnifying Party from which indemnity or contribution is sought.

(d) Contribution. If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party under Section 5(a) or (b) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable Indemnifying Party in lieu of indemnifying such Indemnified Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6. Reports Under Exchange Act

Commencing on the nine month anniversary of the Closing Date, with a view to making available to the Equityholder the benefits of Rule 144 or any successor rule adopted by the SEC, in the event a Registration Statement with respect to the Reinvestment Shares is not then effective with the SEC, the Company agrees to:

(a)	use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

(b)	use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act or the Exchange Act; and

(c)
furnish to the Equityholder within a reasonable time following receipt of a written request therefor (1) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (3) such other information as may be reasonably requested in availing the Equityholder to sell Reinvestment Shares pursuant to Rule 144.

7. Miscellaneous

(a)  Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented without the written consent of Equityholders holding at least a majority in interest of the Registrable Securities. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), shall constitute a continuing waiver unless otherwise expressly provided nor shall be effective unless in writing and executed by the waiving party.

(b) Notices. All notices and other communications hereunder will be in writing and will be deemed received (a) the date delivered if delivered personally, (b) three (3) Business Days after being mailed by registered or certified mail (return receipt requested), (c) one (1) Business Day after being delivered to any reputable nationwide overnight courier service and (d) upon confirmation of delivery, if delivered by facsimile, at the following addresses (or at such other address for a party as will be specified by like notice):

(i) If to the Company, to:

Net Perceptions, Inc.
One Landmark Square
22nd Floor
Stamford, Connecticut 06901
Attn: Nigel P. Ekern
Fax: 203-428-2022

with a required copy to:

Kane Kessler, P.C.
1350 Avenue of the Americas
26th Floor
New York, NY 10019
Attn: Robert L. Lawrence
Fax:  (212) 245-3009

(ii) If to the Equityholder:

CRC Acquisition Co. LLC
c/o Riparian Partners, Ltd.
2400 Financial Plaza
Providence, Rhode Island 02903
Attn: Brendan VanDeVenter
Fax: (401) 274-4933

with a required copy to:

Greenberg Traurig, LLP
One International Place
Boston, MA 02110
Attn: James P. Redding

(c) Governing Law, Venue and Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER AND IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CHOICE OF LAW RULES THAT MAY DIRECT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

EACH PARTY TO THIS AGREEMENT, BY ITS EXECUTION HEREOF, (I) HEREBY IRREVOCABLY SUBMITS, TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE (OR IF JURISDICTION THERETO IS NOT PERMITTED BY LAW, THE STATE COURTS OF THE STATE OF DELAWARE LOCATED IN NEW CASTLE COUNTY FOR THE PURPOSE OF ANY ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR RELATING TO THE SUBJECT MATTER HEREOF, (II) HEREBY WAIVES, AND AGREES TO CAUSE EACH OF ITS SUBSIDIARIES TO WAIVE, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, AND AGREES NOT TO ALLOW ANY OF ITS SUBSIDIARIES TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT AND (III) HEREBY AGREES NOT TO COMMENCE OR TO PERMIT ANY OF ITS SUBSIDIARIES TO COMMENCE ANY ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR RELATING TO THE SUBJECT MATTER HEREOF OTHER THAN BEFORE ONE OF THE ABOVE-NAMED COURTS NOR TO MAKE ANY MOTION OR TAKE ANY OTHER ACTION SEEKING OR INTENDING TO CAUSE THE TRANSFER OR REMOVAL OF ANY SUCH ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION TO ANY COURT OTHER THAN ONE OF THE ABOVE-NAMED COURTS WHETHER ON THE GROUNDS OF INCONVENIENT FORUM OR OTHERWISE. EACH PARTY HEREBY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING IN ANY MANNER PERMITTED BY DELAWARE LAW, AND AGREES THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED PURSUANT TO SECTION 7(b) IS REASONABLY CALCULATED TO GIVE ACTUAL NOTICE PROVIDED THAT THE PARTY DELIVERING SUCH NOTICE RECEIVES A SIGNED RETURN RECEIPT IN RESPECT THEREOF. EACH OF THE PARTIES HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH OF THE PARTIES AGREE AND ACKNOWLEDGE THAT IT HAS BEEN INFORMED THAT THIS SECTION 7(c) CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HERETO ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY OTHER AGREEMENTS RELATING HERETO OR CONTEMPLATED HEREBY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7(c) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

(d)  Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

(e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f)  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, void or unenforceable.

(g) Successors and Assigns. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the parties hereto; provided, however, that (a) no party shall be able to transfer or assign any of their rights and obligations hereunder without the prior written consent of the other party hereto.

(h) Entire Agreement. The Equityholder acknowledges that this Agreement is entered into pursuant to, and the issuance and delivery of the Reinvestment Shares is being made pursuant to, the Stock Purchase Agreement and that this Agreement is subject to the further terms and conditions thereof. This Agreement, the Equityholder Lock-Up Agreement, the Asset Purchase Agreement and the Stock Purchase Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to such subject matter.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NET PERCEPTIONS, INC.

By:
Name: Nigel P. Ekern Title: Chief Administrative Officer

CRC ACQUISITION CO. LLC

By:
Name: Title: